UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
 Form 8-K/A
 ______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 3, 2014.

CONVERGYS CORPORATION
(Exact name of registrant as specified in its charter)

________________________________________________

Ohio	1-14379	31-1598292
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

201 East Fourth Street
Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (513) 723-7000
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As reported in a Current Report on Form 8-K filed by Convergys Corporation (the Company) on March 3, 2014 (the Original Filing), the Company's wholly-owned subsidiary, Comet Merger Co. (Merger Sub), completed a merger with SGS Holdings, Inc., a Delaware corporation (Stream), with Stream continuing as the surviving corporation and as a wholly-owned subsidiary of the Company. The merger was completed pursuant to the terms of the Agreement and Plan of Merger, dated January 6, 2014 (the Merger Agreement). This amendment is being filed to amend Item 9.01 Financial Statements and Exhibits of the Original Filing to provide the following financial information:

•	Audited consolidated balance sheets of Stream as of December 31, 2013 and 2012.

•	Audited consolidated statements of operations, comprehensive loss, stockholders' equity and cash flows of Stream for the years ended December 31, 2013 and 2012.

•	Notes to the audited consolidated financial statements of Stream.

•	Unaudited pro forma combined condensed statements of income of the Company for the year ended December 31, 2013 and the three months ended March 31, 2014.

•	Notes to the unaudited pro forma consolidated financial statements of the Company.

No other modification to the Original Filing is being made by this amendment.

Item 9.01. Financial Statements and Exhibits

Set forth below are the financial statements related to the completed merger described above that are required to be filed as part of this Form 8-K:

(a)    Financial Statements of Business Acquired

Historical audited consolidated balance sheets of SGS Holdings, Inc. as of December 31, 2013 and 2012, and historical audited consolidated statements of operations, consolidated statements of comprehensive loss, consolidated statements of stockholders' equity and consolidated statements of cash flows for the Years Ended December 31, 2013 and 2012, and the notes related thereto, with respect to the transaction referred to above are filed as Exhibit 99.1.

(b)    Pro Forma Financial Information

Unaudited pro forma combined condensed statements of income for the twelve months ended December 31, 2013 and the three months ended March 31, 2014, and the notes related thereto, with respect to the transaction referred to above are filed as Exhibit 99.2.

(c)    Exhibits

Exhibit	Description
23.1	Consent of Ernst & Young LLP.
99.1	Consolidated Financial Statements of SGS Holdings, Inc. for the Years Ended December 31, 2013 and 2012.
99.2	Pro Forma Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION
(Registrant)

May 14, 2014	/s/ Andre S. Valentine
Andre S. Valentine
Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of Ernst & Young LLP.
99.1	Consolidated Financial Statements of SGS Holdings, Inc. for the Years Ended December 31, 2013 and 2012.
99.2	Pro Forma Financial Information.